SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March  18, 1997
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                                  VENCOR, INC.
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               (Exact Name of Registrant as Specified in Charter)


 Delaware                            1-10989                   61-1055020
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(State or Other Jurisdiction       (Commission                (IRS Employer
  of Incorporation                File Number)               Identification No.)


3300 Providian Center, 400 West Market St., Louisville, Kentucky        40202
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (502) 596-7300
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.       Not Applicable

Item 2.       Acquisition or Disposition of Assets


          On March 18, 1997, Vencor, Inc. ("Vencor") completed its previously announced tender offer (the "Tender Offer") for the shares of Common Stock, par value $.001 per share (the "Shares") of TheraTx, Incorporated ("TheraTx"). Vencor acquired approximately 99% of the outstanding Shares through the Tender Offer. Vencor obtained the funds required to purchase the outstanding Shares through a five-year $1.6 billion senior secured credit facility provided by Morgan Guaranty Trust Company of New York and NationsBank N.A. On March 21, 1997 Vencor's wholly owned subsidiary, Peach Acquisition Corp. ("Peach") a Delaware corporation, merged with and into TheraTx pursuant to the Agreement and Plan of Merger, dated as of February 9, 1997, among TheraTx, Vencor and Peach, as amended by Amendment No. 1 thereto, dated as of February 28, 1997 (as amended, the "Merger Agreement"). Pursuant to the Merger Agreement, all remaining outstanding Shares (other than Shares owned by Vencor, Peach or any other subsidiary of Vencor) were converted into the right to receive $17.10 in cash per Share (subject to the right of holders who comply with applicable procedures under the Delaware General Corporation Law to exercise their appraisal rights to receive the "fair value" of their Shares) and TheraTx became a wholly owned subsidiary of Vencor.

Items 3-6.    Not Applicable


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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits

     (a)      Financial Statements of Business Acquired

              The financial statements of TheraTx required by this Item will be filed by an amendment to this Report not later than 60 days after the date hereof.

     (b)      Pro Forma Financial Information

              The pro forma financial information required by this Item will be filed by an amendment to this Report not later than 60 days after the date hereof.

     (c)      Exhibit No.         Description

              2.1 Agreement and Plan of Merger, dated as of February 9, 1997, among TheraTx, Incorporated, Vencor, Inc. and Peach Acquisition Corp. Incorporated by reference to TheraTx's Current Report on Form 8-K (File No. 0-24212) filed on February 11, 1997).



              2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of February 28, 1997, among TheraTx, Incorporated, Vencor, Inc. and Peach Acquisition Corp. (Incorporated by reference to Exhibit (c)(3) of Amendment No. 2 to Vencor and Peach's Statement on Schedule 14D-1, dated March 3, 1997).

Item  8.      Not Applicable





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: April 1, 1997

                                           VENCOR, INC.


                                           By: /s/ W. Bruce Lunsford
                                              ---------------------------------
                                              Name:  W. Bruce Lunsford
                                              Title: Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer